Exhibit 10.1

Execution Version
AMENDMENT NO. 9
TO
CREDIT AGREEMENT
This AMENDMENT NO. 9 to the Credit Agreement, dated as of April 5, 2019 (this “Amendment”), is entered into among CALPINE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.) (“MUFG”), as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), MUFG Union Bank, N.A. (“MUB”), as collateral agent (in such capacity and including any successors in such capacity, the “Collateral Agent”), the existing Lenders (the “Existing Lenders”) party hereto constituting the Required Lenders, the New Revolving Lender (as defined below) and the Fronting Banks party hereto, and amends the Credit Agreement, dated as of December 10, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 27, 2013, as further amended by Amendment No. 2 to Credit Agreement, dated as of July 30, 2014, as further amended by Amendment No. 3 to Credit Agreement, dated as of February 8, 2016, as further amended by Amendment No. 4 to Credit Agreement, dated as of December 1, 2016, as further amended by Amendment No. 5 to Credit Agreement, dated as of September 15, 2017, as further amended by Amendment No. 6 to Credit Agreement, dated as of October 20, 2017, as further amended by Amendment No. 7 to Credit Agreement, dated as of March 8, 2018, and as further amended by Amendment No. 8 to Credit Agreement, dated as of May 18, 2018, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”), entered into among the Borrower, the institutions from time to time party thereto as Lenders, the Administrative Agent and the Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS the Borrower has requested that (i) the Required Lenders amend Section 2.25 of the Credit Agreement to permit Incremental Revolving Facilities in an amount equal to $326,500,000 to be incurred on the date hereof, (ii) JPMorgan Chase Bank, N.A. become a Lender (as defined in the Credit Agreement) under the Credit Agreement and provide Incremental Revolving Facilities pursuant to Section 2.25 of the Credit Agreement in the form of a Class C Revolving Commitment in an aggregate principal amount as set forth opposite its name on Exhibit B hereto (the “New Revolving Lender”), (iii) certain of the Existing Lenders party hereto provide Incremental Revolving Facilities pursuant to Section 2.25 of the Credit Agreement in the form of an increase to the aggregate principal amount of their Class C Revolving Commitments in the amounts opposite their respective names on Exhibit A hereto (the “Increasing Revolving Lenders”) and (iv) the Required Lenders party hereto and the Fronting Banks consent to certain other amendments to the Credit Agreement, as set forth herein;
WHEREAS, the New Revolving Lender has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended by this Amendment, to provide a Class C Revolving Commitment in the amount set forth opposite its name on Exhibit B hereto (the “New Revolving Lender Commitment”);

WHEREAS, each Increasing Revolving Lender has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended by this Amendment, to increase its Class C Revolving Commitment in the amount set forth opposite such Increasing Revolving Lender’s name on Exhibit A hereto (the “Increased Existing Revolving Lender Commitments” and, together with the New Revolving Lender Commitment, the “Incremental Revolving Commitments”);
WHEREAS, the Existing Lenders constituting the Required Lenders have consented to this Amendment and the amendments, waivers and other matters set forth herein;
WHEREAS, the Fronting Banks have consented to this Amendment and the amendments, waivers and other matters set forth herein;
WHEREAS, after giving effect to this Amendment, the Revolving Commitments of each Existing Lender and the New Revolving Lender (collectively, the “Lenders”) shall be as set forth on Exhibit C hereto;
WHEREAS, the Incremental Revolving Commitments and related Revolving Loans shall be effected as an increase to and have the same terms as the Class C Revolving Commitments;
WHEREAS, pursuant to Section 9.1(a) of the Credit Agreement and Section 2.25 of the Credit Agreement, an Incremental Revolving Facility Amendment may be effected with the consent of the Borrower, each Lender agreeing to provide a commitment in respect of Incremental Revolving Loans, each Additional Lender with respect thereto, the Administrative Agent and each Fronting Bank to the extent it is required to be a “fronting bank” under such Incremental Revolving Facility; and
WHEREAS, this Amendment is an Incremental Revolving Facility Amendment and shall constitute notice of any Incremental Revolving Facilities under Section 2.25 of the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Amendment No. 9 Effective Date, hereby amended to:
(a)    remove Schedule 1.1A (Revolving Commitment Amounts) and replace it in its entirety by new Schedule 1.1A attached hereto as Exhibit C;
(b)    add the following definitions in alphabetical order to Section 1.1 (Defined Terms):

““Amendment No. 9 Effective Date”: means April 5, 2019.”
(c)    remove the definition of “Class C Revolving Commitment” and replace it in its entirety with the below:
““Class C Revolving Commitment”: with respect to each Class C Lender, the obligation of such Class C Lender, if any, to make Class C Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth opposite its name on Schedule 1.1A hereto under the heading “Class C Revolving Commitment Amounts” or as may subsequently be set forth in the Register from time to time, as the same may be (x) reduced from time to time pursuant to Sections 2.12 and 2.14 or (y) increased from time to time pursuant to Section 2.25. The aggregate Class C Revolving Commitments of all Class C Lenders shall be $1,845,700,000 on the Amendment No. 9 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(d)    amend the definition of “Joint Lead Arrangers” by replacing “J.P. Morgan Securities LLC” with “JPMorgan Chase Bank, N.A.”
(e)    remove the definition of “L/C Commitment” and replace it in its entirety with the below:
““L/C Commitment”: $1,500,000,000.”
(f)    remove the definition of “Total Revolving Commitments” and replace it in its entirety with the below:
““Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect. The Total Revolving Commitments on the Amendment No. 9 Effective Date are $2,015,700,000.”
(g)    add the following language to the Credit Agreement as a new Section 1.5:
“Section 1.5.     Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”
(h)    remove the penultimate sentence of Section 2.25(a) of the Credit Agreement and replace it in its entirety with the below:
“Notwithstanding anything to the contrary herein, the aggregate principal amount of the Incremental Revolving Facilities obtained after the Amendment No. 9 Effective Date shall not exceed $280,000,000.”

Section 2.    Consent to the New Revolving Lender and other Amendments set forth herein.
(a)    The Administrative Agent, the Fronting Banks and the Borrower hereby consent to the New Revolving Lender becoming a “Lender” and providing Class C Revolving Commitments under the Credit Agreement as amended hereby.
(b)    The Administrative Agent, the Borrower and the Existing Lenders party hereto constituting the Required Lenders (including each Fronting Bank) hereby consent to each of the amendments to the Credit Agreement set forth herein, including, without limitation the Incremental Revolving Facilities provided hereby and the increase in the L/C Commitment.
Section 3.    New Revolving Commitments. The New Revolving Lender has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended by this Amendment, to provide the New Revolving Lender Commitment in the amount set forth opposite its name on Exhibit B hereto. Each Increasing Revolving Lender has agreed (on a several and not joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, as amended by this Amendment, to increase its Class C Revolving Commitment in the amount set forth opposite such Increasing Revolving Lender’s name on Exhibit A hereto and that from and after the Amendment No. 9 Effective Date its aggregate Class C Revolving Commitment shall be in the amounts set forth opposite such Increasing Revolving Lender’s name on Exhibit C hereto. For the avoidance of doubt, the aggregate principal amount of Incremental Revolving Facilities provided to the Borrower pursuant to this Amendment is $326,500,000. After giving effect to this Amendment, the aggregate amount of Incremental Revolving Facilities permitted to be obtained pursuant to Section 2.25 of the Credit Agreement is $280,000,000.
Section 4.    Reallocation. On the Amendment No. 9 Effective Date, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of the Existing Lenders that are not Increasing Revolving Lenders, and incur additional Revolving Loans from the Increasing Revolving Lenders and the New Revolving Lender to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to any increase in the Total Revolving Commitments pursuant to this Amendment). The participations in any outstanding Letters of Credit shall be adjusted in accordance with each Lender's Revolving Commitment Percentage as reallocated in accordance with such increase of the Total Revolving Commitments.
Section 5.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 9 Effective Date”):
(a)    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent, the Fronting Banks, the New Revolving Lender, each of the Increasing Revolving Lenders and the Existing Revolving Lenders constituting the Required Lenders;

(b)    No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement;
(c)    Representations and Warranties. The representations and warranties of the Borrower contained in Article 3 of the Credit Agreement and Section 6 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 9 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
(d)    Financial Covenants. The Borrower shall be in compliance with the covenants set forth in Section 6.6 of the Credit Agreement determined on a pro forma basis on and as of the Amendment No. 9 Effective Date and the last day of the most recent fiscal period of the Borrower for which financial statements have been provided under the Credit Agreement, in each case, as if the Incremental Revolving Commitments provided on the Amendment No. 9 Effective Date are fully drawn on the Amendment No. 9 Effective Date and were fully drawn and outstanding on the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered under the Credit Agreement and after giving effect to any other customary and appropriate pro forma adjustment events, including any acquisitions or dispositions after the beginning of the relevant fiscal quarter but prior to or simultaneous with the effectiveness of the Incremental Revolving Commitments;
(e)    Officer’s Certificate. The Borrower shall have provided a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (b), (c) and (d) of this Section 5;
(f)    Fees and Expenses Paid. The Borrower shall have (i) paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other fees then due and payable to the Administrative Agent in connection with this Amendment and (ii) upfront fees to the New Revolving Lender and each Increasing Revolving Lender in an amount equal to 0.50% of the aggregate principal amount of each such Lender’s Incremental Revolving Commitment on the Amendment No. 9 Effective Date; and
(g)    Flood Determinations. The Administrative Agent shall have received with respect to each Mortgaged Property (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, the insurance policies including, without limitation, flood insurance policies satisfying the requirements of

Section 5.4 of the Credit Agreement and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance reasonably satisfactory to the Administrative Agent.
(h)    Opinion of Counsel. The Administrative Agent shall have received an executed legal opinion of White & Case LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably satisfactory to the Administrative Agent.
(i)    Secretary’s Certificates. The Administrative Agent shall have received a certificate of the secretary or assistant secretary (or other authorized person) of each Loan Party, dated the Amendment No. 9 Effective Date and certifying:
(A)    that (i) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization (or that such organizational documents have not been amended since May 18, 2018, and that such certificate or articles are in full force and effect, (ii) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 9 Effective Date (or that such organizational documents have not been amended since May 18, 2018) and (iii) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or other governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment and the other documents to be executed in connection herewith, to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and
(B)    as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party and signed by another officer as to the incumbency and specimen signature of the secretary or assistant secretary (or other authorized person) executing the certificate pursuant to this clause (i).
(j)    Good Standing Certificates. The Administrative Agent shall have received certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) or other confirmations of active status reasonably acceptable to the Administrative Agent, in each case, from the applicable secretary of state of the state of organization of each Loan Party.
(k)    Mortgage Amendments. The Borrower shall, or shall cause the applicable Guarantor to, enter into an amendment to such of the mortgages encumbering the Mortgaged Properties as the Administrative Agent may reasonably request based on the advice of local counsel in the jurisdiction in which each Mortgaged Property is located, in form reasonably acceptable to the Administrative Agent, together, in each case, with opinions of counsel with respect thereto and date-down or modification endorsement, or other title product where such an endorsement is unavailable, to the title policy insuring such mortgage.
(l)    Patriot Act; Borrower Ownership Certification. To the extent reasonably requested by the New Revolving Lender in writing not less than five (5) Business Days prior to the Amendment No. 9 Effective Date, the New Revolving Lender shall have received prior to the Amendment No. 9 Effective Date, all documentation and other information with respect to the Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act. Any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification, in relation to such Borrower, to the Administrative Agent for the benefit of the Administrative Agent and the Lenders.
Section 6.    Representations and Warranties
On and as of the Amendment No. 9 Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 9 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
(c)    no Default or Event of Default has occurred, is continuing or existed immediately prior to giving effect to this Amendment;
(d)    The Borrower is in compliance with the covenants set forth in Section 6.6 of the Credit Agreement determined on a pro forma basis on and as of the Amendment No. 9 Effective Date and the last day of the most recent fiscal period of the Borrower for which financial statements have been provided under the Credit Agreement, in each case, as if the Incremental Revolving Commitments provided on the Amendment No. 9 Effective Date are fully drawn on the Amendment No. 9 Effective Date and were fully drawn and outstanding on the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered under the Credit Agreement and after giving effect to any other customary and appropriate pro forma adjustment events, including any acquisitions or dispositions after the beginning of the relevant fiscal quarter but prior to or simultaneous with the effectiveness of the Incremental Revolving Commitments; and
(e)    As of the Amendment No. 9 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
Section 7.    Fees and Expenses
The Borrower agrees to pay in accordance with the terms of Section 9.5 (Payment of Expenses and Taxes) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). The Borrower also agrees to pay to the respective Lenders any costs of the type referred to in Section 2.20 of the Credit Agreement in connection with any repayment and/or Borrowing pursuant to Section 4 of this Amendment.
Section 8.    Reference to the Effect on the Loan Documents
(a)    As of the Amendment No. 9 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 9 Effective Date.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders (as such term is defined in the Credit Agreement and in this Amendment), the Fronting Banks, the Borrower, the Guarantors, Lead Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment is a Loan Document.

(e)    This Amendment shall be deemed to be an Incremental Revolving Facility Amendment.
Section 9.    Reaffirmation
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the Amendment No. 9 Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, as well as, with respect to the Letter of Credit Fees, any such fees separately agreed to in writing between a Fronting Bank and the Borrower, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) (a) in the case of the Guarantors only, its guarantee of the Obligations (including, without limitation, the New Revolving Commitments and any Borrowings thereunder) under the Guarantee and Collateral Agreement, as applicable, and (b) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Incremental Revolving Commitments and any Borrowings thereunder) pursuant to the Security Documents to which it is a party, with all such Liens continuing in full force and effect after giving effect to this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Documents.

Section 10.    Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 11.    Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 12.    Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 13.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 14.    Severability
The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 15.    Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 16.    Jurisdiction; Waiver of Jury Trial
The jurisdiction and waiver of right to trial by jury provisions in Sections 9.12 and 9.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CALPINE CORPORATION
By:	/s/ ZAMIR RAUF
Name: Zamir Rauf Title: Executive Vice President and
Chief Financial Officer

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

THE GUARANTORS SET FORTH ON
ANNEX I & II TO THIS SIGNATURE
PAGE

By:	/s/ ZAMIR RAUF
Name: Zamir Rauf Title: Chief Financial Officer

THE GUARANTORS SET FORTH ON
ANNEX III & IV TO THIS SIGNATURE
PAGE

By:	/s/ HETHER BENJAMIN BROWN
Name: Hether Benjamin Brown Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

ANNEX I

Name of Guarantor
Anacapa Land Company, LLC
Anderson Springs Energy Company
Aviation Funding Corp.
Baytown Energy Center, LLC
CalGen Expansion Company, LLC
CalGen Project Equipment Finance Company Three, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Bethlehem, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central-Texas, Inc.
Calpine Cogeneration Corporation
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Services GP, LLC
Calpine Energy Services LP, LLC
Calpine Energy Services, L.P.
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, LLC
Calpine Gilroy 1, LLC
Calpine Global Services Company, Inc.
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.
Calpine King City, Inc.

Name of Guarantor
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, LLC
Calpine Mid-Atlantic Energy, LLC
Calpine Mid-Atlantic Generation, LLC
Calpine Mid-Atlantic Marketing, LLC
Calpine MVP, LLC
Calpine Newark, LLC
Calpine New Jersey Generation, LLC
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Operations Management Company, Inc.
Calpine Power Company
Calpine Power Management, LLC
Calpine Power, Inc.
Calpine PowerAmerica, LLC
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-ME, LLC
Calpine Project Holdings, Inc.
Calpine Solar, LLC
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, LLC
Calpine Texas Pipeline LP, LLC
Calpine Texas Pipeline, L.P.
Calpine University Power, Inc.
Calpine Vineland Solar, LLC
Channel Energy Center, LLC
Corpus Christi Cogeneration, LLC
CPN 3rd Turbine, Inc.
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.

Name of Guarantor
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Delta Energy Center, LLC
Freestone Power Generation, LLC
GEC Bethpage Inc.
Geysers Power Company, LLC
Geysers Power I Company
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Los Medanos Energy Center LLC
Magic Valley Pipeline, L.P.
Modoc Power, Inc.
New Development Holdings, LLC
Pastoria Energy Center, LLC
Pastoria Energy Facility L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
South Point Energy Center, LLC South Point Holdings, LLC Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.
Sutter Dryers, Inc.
Texas Cogeneration Five, Inc.
Thermal Power Company
Zion Energy LLC

ANNEX II

Name of Guarantor
Deer Park Energy Center LLC
Deer Park Holdings, LLC
Metcalf Energy Center, LLC
Metcalf Holdings, LLC

ANNEX III

Name of Guarantor
Calpine Construction Management Company, Inc.
Calpine Mid-Atlantic Operating, LLC

ANNEX IV

Name of Guarantor
Calpine Operating Services Company, Inc.

MUFG BANK, LTD.,
as Administrative Agent, a Lender and a Fronting Bank

By:	/s/ MICHAEL AGRIMIS
Name: Michael Agrimis Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

BARCLAYS BANK PLC
as a Lender

By:	/s/ SYDNEY G. DENNIS
Name: Sydney G. Dennis Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

BNP Paribas,
as a Lender

By:	/s/ FRANCIS DELANEY
Name: Francis Delaney Title: Managing Director

By:	/s/ THEODORE SHEEN
Name: Theodore Sheen Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Credit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/ PETER MANIS
Name: Peter Manis Title: Managing Director

By:	/s/ KENNETH RICCIARDI
Name: Kenneth Ricciardi Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

CITIBANK, N.A.,
as a Lender

By:	/s/ SANDIP SEN
Name: Sandip Sen Title: Managing Director/ Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ WILLIAM O'DALY
Name: William O'Daly Title: Authorized Signatory

By:	/s/ CHRISTOPHER ZYBRICK
Name: Christopher Zybrick Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ MICHAEL STROBEL
Name: Michael Strobel Title: Vice President

By:	/s/ MARGUERITE SUTTON
Name: Marguerite Sutton Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ REBECCA KRATZ
Name: Rebecca Kratz Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ JUAN J. JAVELLANA
Name: Juan J. Javellana Title: Executive Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Morgan Stanley Senior Funding, Inc.
as a Lender

By:	/s/ MICHAEL KING
Name: Michael King Title: Vice President

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ MICHAEL KING
Name: Michael King Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Natixis, New York Branch,
as a Lender

By:	/s/ GUILLAUME DE PARSCAU
Name: Guillaume de Parscau Title: Managing Director

By:	/s/ AHMET UGURLU
Name: Ahmet Ugurlu Title: Executive Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ JUSTIN PAINTER
Name: Justin Painter Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ KATSUYUKI KUBO
Name: Katsuyuki Kubo Title: Managing Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

BARCLAYS BANK PLC
as a Fronting Bank

By:	/s/ SYDNEY G. DENNIS
Name: Sydney G. Dennis Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

BNP Paribas,
as a Fronting Bank

By:	/s/ FRANCIS DELANEY
Name: Francis Delaney Title: Managing Director

By:	/s/ THEODORE SHEEN
Name: Theodore Sheen Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Credit Agricole Corporate and Investment Bank,
as a Fronting Bank

By:	/s/ PETER MANIS
Name: Peter Manis Title: Managing Director

By:	/s/ KENNETH RICCIARDI
Name: Kenneth Ricciardi Title: Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

Natixis, New York Branch,
as a Fronting Bank

By:	/s/ GUILLAUME DE PARSCAU
Name: Guillaume de Parscau Title: Managing Director

By:	/s/ AHMET UGURLU
Name: Ahmet Ugurlu Title: Executive Director

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

The undersigned hereby irrevocably and unconditionally approves of and consents to the Amendment and confirms its Revolving Commitments set forth on Exhibit A, B and/or C to the Amendment.

ROYAL BANK OF CANADA,
as a Fronting Bank

By:	/s/ JUSTIN PAINTER
Name: Justin Painter Title: Authorized Signatory

Calpine Corporation Revolving Credit Agreement
Amendment No. 9

EXHIBIT A

Increased Existing Revolving Lender Commitments

Increasing Revolving Lenders	Increased Existing Revolving Lender Commitments
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$17,650,000
BARCLAYS BANK PLC	$17,650,000
CITIBANK, N.A.	$17,650,000
DEUTSCHE BANK AG NEW YORK BRANCH	$17,650,000
NATIXIS, NEW YORK BRANCH	$17,650,000
MUFG BANK, LTD.	$17,650,000
GOLDMAN SACHS BANK USA	$17,650,000
BNP PARIBAS	$17,650,000
SUMITOMO MITSUI BANKING CORPORATION	$17,650,000
MORGAN STANLEY SENIOR FUNDING, INC.	$17,650,000
Total:	$176,500,000

EXHIBIT B

New Revolving Lender Commitments

New Revolving Lender	New Revolving Lender Commitments
JPMORGAN CHASE BANK, N.A.	$150,000,000
Total:	$150,000,000

EXHIBIT C

Schedule 1.1A
Revolving Commitment Amounts

CLASS B LENDER	CLASS B REVOLVING COMMITMENT AMOUNT	CLASS C REVOLVING COMMITMENT AMOUNT
BANK OF AMERICA, N.A.	$170,000,000	--
BARCLAYS BANK PLC	--	$150,000,000
BNP PARIBAS	--	$150,000,000
CITIBANK, N.A.	--	$150,000,000
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	--	$150,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	--	$150,000,000
GOLDMAN SACHS BANK USA	--	$150,000,000
JPMORGAN CHASE BANK, N.A.	--	$150,000,000
MUFG BANK, LTD.	--	$150,000,000
NATIXIS, NEW YORK BRANCH	--	$150,000,000
SUMITOMO MITSUI BANKING CORPORATION	--	$150,000,000
MORGAN STANLEY SENIOR FUNDING, INC.	--	$100,000,000
CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK	--	$77,850,000
ROYAL BANK OF CANADA	--	$77,850,000
MORGAN STANLEY BANK, N.A.	--	$50,000,000
UBS AG, STAMFORD BRANCH	--	$40,000,000
Total	$170,000,000	$1,845,700,000